SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 1997

                      BANC ONE HOME EQUITY LOAN TRUST 1996-A
(Exact name of registrant as specified in its charter)


          New York                   333-03911-01                  36-7151628
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)            Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                      60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

On behalf of Banc One Home Equity Loan Trust 1996-A, a Trust created pursuat to the Pooling Agreement, dated June 7, 1996, by The First National
Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due May 15, 2021.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date December 15, 1997.

                            Principal         Interest    Ending Balance

       Cede & Co.        $ 3,703,934.94    $ 803,211.89  $ 171,701,754.42

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE


Item 7.   Monthly Statements and Exhibits

          Exhibit No.

          1.  Monthly Statement to Certificateholders dated December 15, 1997


              Lehman ABS Corporation                          Date of Report:
12/9/97
              Banc One Home Equity Loan Trust 1996-A                       Time
Of Report:    8:55 AM
              P & S Agreement Date:              "June 7, 1996"
              Original Settlement Date:          "June 27, 1996"
              Series Number Of Certificates:
              Original Settlement Date:
              Original Collateral Sale Balance         "$236,909,705.69 "


              Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                                     12/15/97

                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS



                     Investor Certificate Interest Distributed
3.459570
                     Investor Certificate Interest Shortfall Distributed
              0.000000
                     Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

                     Managed Amortization Period ? (Yes=1; No=0)
              1
                     Investors Certificate Principal Distributed
       15.953478
                       Principal Distribution Amount
15.953478
                          Maximum Principal Payment
24.077496
                          Alternative Principal Payment
15.953478
                          Principal Collections less Additional Balances
              15.953478
                       Investor Loss Amount Distributed to Investors
              0.000000
                       Accelerated Principal Distribution Amount
       0.000000
                       Credit Enhancement Draw Amount
0.00

                     Total Amount Distributed to Certificateholders (P & I) 19.413048

              B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                     Beginning Investor Certificate Balance
"175,405,689.36 "
                     Ending Investor Certificate Balance
"171,701,754.42 "
                     Beginning Invested Amount
"176,590,237.89 "
                     Ending Invested Amount
"172,886,302.95 "
                   Investor Certificateholder Floating Allocation Percentage
                     97.3870%
                     Pool Factor                              0.7395487
                     Liquidation Loss Amount for Liquidated Loans
              0.00
                     Unreimbursed Liquidation Loss Amount
       0.00

              C.     POOL INFORMATION

                     Beginning Pool Balance
"181,328,432.00 "
                     Ending Pool Balance
"177,624,497.06 "
                     Servicing Fee                              "98,219.57 "

              D.     INVESTOR CERTIFICATE RATE

                     Investor Certificate Rate                       5.887500%
                     LIBOR Rate                                      5.687500%
                     Maximum Rate                                    9.024164%

              E.     DELINQUENCY & REO STATUS

                     Delinquent 30-59 days
                         No. of Accounts                             58
                        Trust Balances                          "2,454,906.91 "
                     Delinquent 60-89 days
                         No. of Accounts                             16
                        Trust Balances                           "650,747.07 "
                     Delinquent 90+ days
                         No. of Accounts                             37
                        Trust Balances                          "1,456,065.56 "
                     Delinquent 9+ Months
                         No. of Accounts                             5
                        Trust Balances                               "124,471 "
                     REO
                         No. of Accounts                             0
                        Trust Balances                               0.00


              Statement to Certificateholders (Page 2 of 2)


              Distribution Date:                                     12/15/97

                     "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                     "this 9th day of December, 1997"


                     "       Bank One, NA"
                            as Servicer

                            _______________________________________


                            Kimberly Workman
                            Officer



Distribution List:
          Barbara Grosse - First National Bank of Chicago
          Aadit Seshasayee - Lehman Brothers













SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          BANC ONE HOME EQUITY LOAN TRUST 1996-A



                                     By  _______________________________________

                                      Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: December 31, 1997